UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On December 6, 2018, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The three proposals considered at the Annual Meeting are described in detail in the Company's 2018 definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 5, 2018. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:

1.	Election of Three Class I Directors
The stockholders elected each of the three persons named below to serve as a Class I director of the Company for a three-year term that expires at the Company's annual meeting of stockholders in 2021 and until their successors are duly elected and qualified. The results of such vote were:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
Peter Gassner	67,801,294	4,470,490	79,429	4,615,764	93.71%
Paul Lavin	64,671,239	7,173,232	506,742	4,615,764	89.39%
Marcus S. Ryu	71,016,495	1,263,705	71,013	4,615,764	98.15%

2. Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2019. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
76,084,144	792,210	90,623	0	98.85%

3.    Advisory Vote on Compensation of the Company's Named Executive Officers
The stockholders approved, on an advisory non-binding basis, the compensation of the Company's named executive officers, as disclosed in the Company's 2018 proxy statement. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
37,998,342	33,505,725	847,146	4,615,764	52.52%

4.	Stockholder Proposal Requesting that the Company Take Action to Declassify the Board of Directors
The stockholders approved the stockholder proposal requesting that the Company take action to declassify the Board of Directors. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
66,686,403	5,562,090	102,720	4,615,764	92.17%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2018

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Curtis Smith
Curtis Smith
Chief Financial Officer